UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2005

IMAGIS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

1630 – 1075 West Georgia Street
Vancouver, British Columbia
Canada V6E 3C9

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 3.02

Unregistered Sales of Equity Securities.

As part of a debt settlement that closed on December 29, 2004, the Company issued 946,166 units (the “Debt Settlement Units”), with each Debt Settlement Unit having a deemed value of Cdn.$0.35, to a non-U.S. purchaser for an aggregate deemed value of Cdn.$331,158.  Each Debt Settlement Unit consists of one common share and one common share purchase warrant (a “Debt Settlement Warrant”).  Each Debt Settlement Warrant entitles the holder to acquire one additional common share of the Company at an exercise price of Cdn.$0.45 in the first year and Cdn.$0.55 in the second year.  The common shares and the Debt Settlement Warrants were issued to the non-U.S. purchaser in reliance upon the exclusion from registration available under Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), because such seller was located outside the United States and it was not a “U.S. person”, as such term is defined in Regulation S (a “U.S. Person”).

On January 11, 2005, the Company completed a private placement consisting of 2,857,785 units (the “Private Placement Units”) at a purchase price of Cdn.$0.35 per Private Placement Unit to a group consisting of non-U.S. purchasers for gross proceeds to the Company of Cdn.$1,000,224.85.  Each Private Placement Unit consists of one common share and one common share purchase warrant (a “Private Placement Warrant”).  Each Private Placement Warrant entitles the holder to acquire one additional common share in the capital of the Company at an exercise price of Cdn.$0.45 in the first year or at Cdn.$0.55 in the second year. The Company paid finders’ fees of $72,771. The common shares and the Private Placement Warrants were issued to the non-U.S. purchasers in reliance upon the exclusion from registration available under Regulation S, because such purchasers were located outside the United States and were not U.S. Persons.

Item 7.01

Regulation FD Disclosure.

Attached as Exhibit 99.1 and Exhibit 99.2 to this report are press releases dated December 23, 2004 and January 12, 2005, respectively.  Such exhibits are being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imagis Technologies Inc.

Date: January 14, 2005

By:

/s/ Wayne Smith

Wayne Smith

VP Finance & Chief Operating Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

99.1

Press Release dated December 23, 2004

99.2

Press Release dated January 12, 2005

EXHIBIT 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

IMAGIS ANNOUNCES ADDITIONAL FINANCING

VANCOUVER, CANADA, December 23, 2004 -- Imagis Technologies Inc. (“Imagis”) (OTCBB: IMTIF; TSX-V: WSI; DE: IGYA) announced today that it has reached agreement for a private placement of up to CDN $1,000,000. The private placement will consist of up to 2,857,143 Units at $0.35 per Unit. Each Unit will consist of one common share and one common share purchase warrant.  Each warrant will entitle the holder for two years from the date of issue of the Units to acquire one additional common share in the capital of Imagis at an exercise price of $0.45 in the first year and $0.55 in the second year. A portion of the private placement will pay a commission of 7.5% in cash. The private placement is subject to regulatory approval.

Concurrent with the proposed private placement the Company is seeking regulatory approval to settle $331,158 in debt with an arms-length party. The debt will be settled through the issuance of 946,166 Units under the same terms as those of the private placement described above. The common shares and warrants are subject to a four-month hold period that will expire four months from the date of closing the private placement and debt settlement.

“We are very pleased with the local investment community’s participation in this financing as it reflects a strong belief in the future of our company and the strength of our core technologies” said Roy Trivett, President and CEO of Imagis. “This financing is available as a result of strong supplemental demand for participation in the financing that previously closed on December 1, 2004 and will broaden the financial base for the Company’s growth.”

The Company is also pleased to announce that it has appointed Mr. James Smith to the role of Vice President, Engineering. Mr. Smith originally joined Imagis in April 1999 as a Senior Software Engineer and was a key engineer in the development of the company’s Face Recognition technology and Applications.  Mr. Smith left Imagis in May 2003 to work for Microsoft as a technical evangelist on many varied security and surveillance software projects. He is regarded as an expert on 64-bit technology and was the key speaker in a 15 city Microsoft worldwide seminar series on 64-bit migration.  Mr. Smith rejoined the Imagis team in Aug 2004 as a senior software engineer. Prior to joining Imagis, he developed software for several Physics research projects for the Institute of Ocean Sciences, the UBC TRIUMF particle accelerator and most recently the Centre for Water Research in Perth, Australia. Mr. Smith holds a Bachelor of Science degree in Computer Science from the University of Victoria . Mr. Smith has been granted 80,000 common share purchase options at an exercise price of $0.33 with an expiry date of December 16, 2007. One third of these options will vest immediately, one third will vest after one year from the date of grant, and the final third will vest two years after the date of grant. These options are in addition to 20,000 options at $0.40 granted to Mr. Smith as an employee.

With respect to both the private placement and the debt settlement, the securities in question will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") , and may not be offered or sold within the United States or to, or for the account or benefit of, “U.S. persons” , as such term in defined in Regulation S promulgated under the Securities Act, except in certain transactions exempt from the registration requirements of the U.S. Securities Act.

This news release shall not constitute an offer to sell or an offer to buy the securities in any jurisdiction.

About Imagis Technologies Inc.

Based in Vancouver, British Columbia, Imagis specializes in developing and marketing software products that enable integrated access to applications and databases. The company also develops solutions that automate law enforcement procedures and evidence handling. These solutions often incorporate Imagis’ proprietary facial recognition algorithms and tools. Using industry standard “Web Services”, Imagis delivers a secure and economical approach to true, real-time application interoperability. The corresponding product suite is referred to as the Briyante Integration Environment (BIE).

Numerous production deployments of BIE have demonstrated stunning reductions in the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers. The broad ranging applicability of BIE into a variety of areas (e.g., health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by recent, highly-successful deployments in the United States and Canada. Imagis booking and facial recognition systems are deployed in Canada, the United Kingdom, United States, Mexico and the Far East.

Imagis is a Microsoft Certified Partner.

For information about Imagis or the company’s products and services, please refer to www.imagistechnologies.com.

-- 30 --

ON BEHALF OF THE BOARD OF DIRECTORS

“Roy Trivett”

President and CEO, Imagis Technologies Inc.

Media and Investor Inquiries:

Eric Westra - Manager, Marketing & Communications

Imagis Technologies Inc.

Phone: +1-604-684-2449 Ext. 226

E-mail: info@imagistechnologies.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Imagis Technologies Inc.’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EXHIBIT 99.2

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

IMAGIS ANNOUNCES CLOSING FINANCING

VANCOUVER, CANADA, January 12, 2005 -- Imagis Technologies Inc. (“Imagis”) (OTCBB: IMTIF; TSX-V: WSI; DE: IGYA) announced today that it has closed the private placement and debt settlement announced December 23, 2004. The private placement consists of 2,857,785 Units at $0.35 per Unit, totaling cash proceeds of $1,000,225 less cash finders’ fees of $72,771 for net cash proceeds of $927,454. Each Unit consists of one common share and one common share purchase warrant.  Each warrant entitles the holder to acquire one additional common share (“warrant share”) in the capital of Imagis at an exercise price of $0.45 until January 11, 2006 or at $0.55 until January 11, 2007. The common shares and warrant shares are subject to a four month hold period which expires on May 10, 2005.

The Company has settled $331,158 in debt with an arms-length party. The debt has been settled through the issuance of 946,166 Units at $0.35 per unit. Each Unit consists of one common share and one common share purchase warrant.  Each warrant entitles the holder to acquire one additional common share (“warrant share”) in the capital of Imagis at an exercise price of $0.45 until December 24, 2006 or at $0.55 until December 24, 2007. The common shares and warrant shares are subject to a four month hold period which expires on April 24, 2005.

With respect to both the private placement and the debt settlement, the securities in question will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") , and may not be offered or sold within the United States or to, or for the account or benefit of, “U.S. persons” , as such term in defined in Regulation S promulgated under the Securities Act, except in certain transactions exempt from the registration requirements of the U.S. Securities Act.

This news release shall not constitute an offer to sell or an offer to buy the securities in any jurisdiction.

About Imagis Technologies Inc.

Based in Vancouver, British Columbia, Imagis specializes in developing and marketing software products that enable integrated access to applications and databases. The company also develops solutions that automate law enforcement procedures and evidence handling. These solutions often incorporate Imagis’ proprietary facial recognition algorithms and tools. Using industry standard “Web Services”, Imagis delivers a secure and economical approach to true, real-time application interoperability. The corresponding product suite is referred to as the Briyante Integration Environment (BIE).

Numerous production deployments of BIE have demonstrated stunning reductions in the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers. The broad ranging applicability of BIE into a variety of areas (e.g., health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by recent, highly-successful deployments in the United States and Canada. Imagis booking and facial recognition systems are deployed in Canada, the United Kingdom, United States, Mexico and the Far East.

Imagis is a Microsoft Certified Partner.

For information about Imagis or the company’s products and services, please refer to www.imagistechnologies.com.

-- 30 --

ON BEHALF OF THE BOARD OF DIRECTORS

“Roy Trivett”

President and CEO, Imagis Technologies Inc.

Media and Investor Inquiries:

Eric Westra - Manager, Marketing & Communications

Imagis Technologies Inc.

Phone: +1-604-684-2449 Ext. 226

E-mail: info@imagistechnologies.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Imagis Technologies Inc.’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.